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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2010
MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue New York, New York	10171

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 10, 2010, MarketAxess Holdings Inc. (the “Company”) announced the appointments of James N.B. Rucker, age 53, as Chief Operations, Credit and Risk Officer and Antonio L. DeLise, age 48, as Chief Financial Officer. In addition, Mr. DeLise has been appointed to act as the Company’s principal financial officer and principal accounting officer for purposes of the Company’s filings with the Securities and Exchange Commission. The appointments were effective as of March 8, 2010. A press release announcing the appointments of Messrs. Rucker and DeLise is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.
     Mr. DeLise has been Head of Finance and Accounting of the Company since he joined the Company in July 2006. Prior to joining the Company, Mr. DeLise was Chief Executive Officer of PubliCard, Inc., a designer of smart card solutions for educational and corporate sites, since August 2002, President of PubliCard since February 2002, and a director of PubliCard since July 2001. Mr. DeLise joined PubliCard in April 1995 as Vice President, Chief Financial Officer and Secretary. Prior to that, Mr. DeLise was employed as a senior manager with the firm of Arthur Andersen LLP from July 1983 through March 1995. Mr. Rucker previously held the position of Chief Financial Officer of the Company beginning in June 2004.
     There were no arrangements or understandings pursuant to which either Mr. Rucker or Mr. DeLise was selected or nominated as an officer of the Company. Neither Mr. Rucker nor Mr. DeLise has a family relationship with any director or executive officer of the Company. Other than as disclosed herein, there were no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which either Mr. Rucker or Mr. DeLise had, or will have, a direct or indirect material interest.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:
99.1	Press Release entitled “MarketAxess Announces Management Changes” issued by MarketAxess Holdings Inc. on March 10, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: March 10, 2010	By:	/s/ Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release entitled “MarketAxess Announces Management Changes” issued by MarketAxess Holdings Inc. on March 10, 2010.

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